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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 8, 1997
                                                       ------------------

                                 ROMTECH, INC.
            (Exact name of registrant as specified in its charter)


Pennsylvania                           0-27102                    23-2694937
------------                           -------                    ----------
(State of other jurisdiction    (Commission File Number)        (IRS Employee
 of incorporation)                                           Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                     19047-1833
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(Address of principal executive offices)                            (Zip Code)


      Registrant's telephone number, including area code: (215) 750-6606


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

        On December 8, 1997, RomTech, Inc. (the "Company") issued a press release announcing a strategic partnership with a developer of internet-based interactive games and the Company's expected revenues for the second quarter ended December 31, 1997, as described in the press release attached as Exhibit
99.1 and incorporated herein by reference.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

        a.     None.

        b.     None.

        c.     Exhibits.

               99.1    Press Release dated December 8, 1997

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ROMTECH, INC.


                                           By:/s/ Joseph A. Falsetti
                                              ------------------------------
                                                Joseph A. Falsetti, Chairman
                                                and Chief Executive Officer

Dated: December 8, 1997